Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Key Tronic Corporation (the “Company”) on Form 10-K for the period ended July 1, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Craig D. Gates, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 26, 2023

/s/ Craig D. Gates
Craig D. Gates
President and Chief Executive Officer